                                                                   EXHIBIT 20.24


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B


                         MONTHLY SERVICER'S CERTIFICATE




              Accounting Date:                                 March 31, 2000
                                                     -------------------------
              Determination Date:                               April 7, 2000
                                                     -------------------------
              Distribution Date:                               April 17, 2000
                                                     -------------------------
              Monthly Period Ending:                           March 31, 2000
                                                     -------------------------


              This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

              Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

     I.       Collection Account Summary

              Available Funds:
                            Payments Received                                                 $13,440,650.54
                            Liquidation Proceeds (excluding Purchase Amounts)                  $1,185,696.05
                            Current Monthly Advances                                              167,512.51
                            Amount of withdrawal, if any, from the Spread Account                      $0.00
                            Monthly Advance Recoveries                                           (210,203.70)
                            Purchase Amounts-Warranty and Administrative Receivables                   $0.00
                            Purchase Amounts - Liquidated Receivables                                  $0.00
                            Income from investment of funds in Trust Accounts                     $57,200.62
                                                                                          -------------------
              Total Available Funds                                                                                  $14,640,856.02
                                                                                                                 ===================

              Amounts Payable on Distribution Date:
                            Reimbursement of Monthly Advances                                          $0.00
                            Backup Servicer Fee                                                        $0.00
                            Basic Servicing Fee                                                  $210,202.56
                            Trustee and other fees                                                     $0.00
                            Class A-1 Interest Distributable Amount                                    $0.00
                            Class A-2 Interest Distributable Amount                                    $0.00
                            Class A-3 Interest Distributable Amount                                    $0.00
                            Class A-4 Interest Distributable Amount                              $483,399.97
                            Class A-5 Interest Distributable Amount                              $910,083.33
                            Noteholders' Principal Distributable Amount                       $12,971,502.04
                            Amounts owing and not paid to Security Insurer under
                              Insurance Agreement                                                      $0.00
                            Supplemental Servicing Fees (not otherwise paid to Servicer)               $0.00
                            Spread Account Deposit                                                $65,668.11
                                                                                          -------------------
              Total Amounts Payable on Distribution Date                                                             $14,640,856.02
                                                                                                                 ===================

                                Page 1 (1997-B)

     II.      Available Funds

              Collected Funds (see V)
                            Payments Received                                                 $13,440,650.54
                            Liquidation Proceeds (excluding Purchase Amounts)                  $1,185,696.05         $14,626,346.59
                                                                                          -------------------

              Purchase Amounts                                                                                                $0.00

              Monthly Advances
                            Monthly Advances - current Monthly Period (net)                      ($42,691.19)
                            Monthly Advances - Outstanding Monthly Advances
                              not otherwise reimbursed to the Servicer                                 $0.00            ($42,691.19)
                                                                                          -------------------

              Income from investment of funds in Trust Accounts                                                          $57,200.62
                                                                                                                 -------------------

              Available Funds                                                                                        $14,640,856.02
                                                                                                                 ===================

     III.     Amounts Payable on Distribution Date

              (i)(a)        Taxes due and unpaid with respect to the Trust
                            (not otherwise paid by OFL or the Servicer)                                                       $0.00

              (i)(b)        Outstanding Monthly Advances (not otherwise reimbursed
                            to Servicer and to be reimbursed on the Distribution Date)                                        $0.00

              (i)(c)        Insurance Add-On Amounts (not otherwise reimbursed to
                            Servicer)                                                                                         $0.00

              (ii)          Accrued and unpaid fees (not otherwise paid by OFL or the
                            Servicer):
                               Owner Trustee                                                           $0.00
                               Administrator                                                           $0.00
                               Indenture Trustee                                                       $0.00
                               Indenture Collateral Agent                                              $0.00
                               Lockbox Bank                                                            $0.00
                               Custodian                                                               $0.00
                               Backup Servicer                                                         $0.00
                               Collateral Agent                                                        $0.00                  $0.00
                                                                                          -------------------

              (iii)(a)      Basic Servicing Fee (not otherwise paid to Servicer)                                        $210,202.56

              (iii)(b)      Supplemental Servicing Fees (not otherwise paid to Servicer)                                      $0.00

              (iii)(c)      Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                            reimbursed to Servicer)                                                                           $0.00

              (iv)          Class A-1 Interest Distributable Amount                                                           $0.00
                            Class A-2 Interest Distributable Amount                                                           $0.00
                            Class A-3 Interest Distributable Amount                                                           $0.00
                            Class A-4 Interest Distributable Amount                                                     $483,399.97
                            Class A-5 Interest Distributable Amount                                                     $910,083.33

              (v)           Noteholders' Principal Distributable Amount
                               Payable to Class A-1 Noteholders                                                               $0.00
                               Payable to Class A-2 Noteholders                                                      $12,971,502.04
                               Payable to Class A-3 Noteholders                                                               $0.00
                               Payable to Class A-4 Noteholders                                                               $0.00
                               Payable to Class A-5 Noteholders                                                               $0.00

              (vii)         Unpaid principal balance of the Class A-1 Notes after
                            deposit to the Note Distribution Account of any funds in
                            the Spread Account Class A-1 Holdback Subaccount (applies
                            only on the Class A-1 Final Scheduled Distribution Date)                                          $0.00

              (ix)          Amounts owing and not paid to Security Insurer under
                            Insurance Agreement                                                                               $0.00
                                                                                                                 -------------------

                            Total amounts payable on Distribution Date                                               $14,575,187.91
                                                                                                                 ===================

                                Page 2 (1997-B)

     IV.      Calculation of Credit Enhancement Fee ("Spread Account Deposit");
              withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
              Account Shortfall and Class A-1 Maturity Shortfall

              Spread Account deposit:

                            Amount of excess, if any, of Available Funds
                            over total amounts payable (or amount of such
                            excess up to the Spread Account Maximum Amount)                                               $65,668.11

              Reserve Account Withdrawal on any Determination Date:

                            Amount of excess, if any, of total amounts payable over
                            Available Funds (excluding amounts payable under item
                            (vii) of Section III)                                                                              $0.00

                            Amount available for withdrawal from the Reserve Account
                            (excluding the Spread Account Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the
                            Reserve Account and the Requisite Reserve Amount (amount
                            on deposit in the Reserve Account calculated taking into
                            account any withdrawals from or deposits to the Reserve
                            Account in respect of transfers of Subsequent
                            Receivables)                                                                                       $0.00

                            (The amount of excess of the total amounts payable
                            (excluding amounts payable under item (vii) of Section
                            III) payable over Available Funds shall be withdrawn by
                            the Indenture Trustee from the Reserve Account (excluding
                            the Spread Account Class A-1 Holdback Subaccount) to the
                            extent of the funds available for withdrawal from in the
                            Reserve Account, and deposited in the Collection
                            Account.)

                            Amount of withdrawal, if any, from the Reserve Account                                             $0.00

              Reserve Account Withdrawal on Determination Date for Class A-1 Final
              Scheduled Distribution Date:

                            Amount by which (a) the remaining principal balance of
                            the Class A-1 Notes exceeds (b) Available Funds after
                            payment of amounts set forth in item (v) of Section III                                            $0.00

                            Amount available in the Spread Account Class A-1 Holdback
                            Subaccount                                                                                         $0.00

                            (The amount by which the remaining principal balance of
                            the Class A-1 Notes exceeds Available Funds (after
                            payment of amount set forth in item (v) of Section III)
                            shall be withdrawn by the Indenture Trustee from the
                            Spread Account Class A-1 Holdback Subaccount, to the
                            extent of funds available for withdrawal from the Spread
                            Account Class A-1 Holdback Subaccount, and deposited in
                            the Note Distribution Account for payment to the Class
                            A-1 Noteholders)

                            Amount of withdrawal, if any, from the Spread Account
                            Class A-1 Holdback Subaccount                                                                      $0.00

              Deficiency Claim Amount:

                            Amount of excess, if any, of total amounts payable over
                            funds available for withdrawal from Reserve Amount, the
                            Spread Account Class A-1 Holdback Subaccount and
                            Available Funds                                                                                    $0.00

                            (on the Class A-1 Final Scheduled Distribution Date,
                            total amounts payable will not include the remaining
                            principal balance of the Class A-1 Notes after giving
                            effect to payments made under items (v) and (vii) of
                            Section III and pursuant to a withdrawal from the Spread
                            Account Class A-1 Holdback Subaccount)

              Pre-Funding Account Shortfall:

                            Amount of excess, if any, on the Distribution Date on or
                            immediately following the end of the Funding Period, of
                            (a) the sum of the Class A-1 Prepayment Amount, the Class
                            A-2 Prepayment Amount, the Class A-3 Prepayment Amount,
                            the Class A-4 Prepayment Amount, and the Class A-5
                            Prepayment Amount, over (b) the amount on deposit in the
                            Pre-Funding Account                                                                                $0.00

              Class A-1 Maturity Shortfall:

                            Amount of excess, if any, on the Class A-1 Final
                            Scheduled Distribution Date, of (a) the unpaid principal
                            balance of the Class A-1 Notes over (b) the sum of the
                            amounts deposited in the Note Distribution Account under
                            item (v) and (vii) of Section III or pursuant to a withdrawal
                            from the Spread Account Class A-1 Holdback Subaccount.                                             $0.00

              (In the event a Deficiency Claim Amount, Pre-Funding Account
              Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity
              Shortfall.)

                                Page 3 (1997-B)

     V.       Collected Funds

              Payments Received:
                            Supplemental Servicing Fees                                                $0.00
                            Amount allocable to interest                                        3,173,452.03
                            Amount allocable to principal                                      10,267,198.51
                            Amount allocable to Insurance Add-On Amounts                               $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)               $0.00
                                                                                          -------------------

              Total Payments Received                                                                                $13,440,650.54

              Liquidation Proceeds:
                            Gross amount realized with respect to Liquidated Receivables        1,212,392.34

                            Less: (i) reasonable expenses incurred by Servicer in
                             connection with the collection of such Liquidated
                             Receivables and the repossession and disposition of the
                             related Financed Vehicles and (ii) amounts required to be
                             refunded to Obligors on such Liquidated Receivables                  (26,696.29)
                                                                                          -------------------

              Net Liquidation Proceeds                                                                                $1,185,696.05

              Allocation of Liquidation Proceeds:
                            Supplemental Servicing Fees                                                $0.00
                            Amount allocable to interest                                               $0.00
                            Amount allocable to principal                                              $0.00
                            Amount allocable to Insurance Add-On Amounts                               $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)               $0.00                  $0.00
                                                                                          -------------------    -------------------

              Total Collected Funds                                                                                  $14,626,346.59
                                                                                                                 ===================

     VI.      Purchase Amounts Deposited in Collection Account

              Purchase Amounts - Warranty Receivables                                                                         $0.00
                            Amount allocable to interest                                               $0.00
                            Amount allocable to principal                                              $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)               $0.00

              Purchase Amounts - Administrative Receivables                                                                   $0.00
                            Amount allocable to interest                                               $0.00
                            Amount allocable to principal                                              $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)               $0.00
                                                                                          -------------------

              Total Purchase Amounts                                                                                          $0.00
                                                                                                                 ===================

     VII.     Reimbursement of Outstanding Monthly Advances

              Outstanding Monthly Advances                                                                              $447,200.88

              Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                            Payments received from Obligors                                     ($210,203.70)
                            Liquidation Proceeds                                                       $0.00
                            Purchase Amounts - Warranty Receivables                                    $0.00
                            Purchase Amounts - Administrative Receivables                              $0.00
                                                                                          -------------------

              Outstanding Monthly Advances to be netted against Monthly
               Advances for the current Monthly Period                                                                 ($210,203.70)

              Outstanding Monthly Advances to be reimbursed out of
               Available Funds on the Distribution Date                                                                ($210,203.70)

              Remaining Outstanding Monthly Advances                                                                    $236,997.18

              Monthly Advances - current Monthly Period                                                                 $167,512.51
                                                                                                                 -------------------

              Outstanding Monthly Advances - immediately following the Distribution Date                                $404,509.69
                                                                                                                 ===================

                                Page 4 (1997-B)

     VIII.    Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

              Payments received allocable to principal                                                               $10,267,198.51
              Aggregate of Principal Balances as of the Accounting Date of all
               Receivables that became Liquidated Receivables during the
               Monthly Period                                                                                         $2,704,303.53
              Purchase Amounts - Warranty Receivables allocable to principal                                                  $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                            $0.00
              Amounts withdrawn from the Pre-Funding Account                                                                  $0.00
              Cram Down Losses                                                                                                $0.00
                                                                                                                 -------------------

              Principal Distribution Amount                                                                          $12,971,502.04
                                                                                                                 ===================

B.  Calculation of Class A-1 Interest Distributable Amount

              Class A-1 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-1 Noteholders on such Distribution Date)                        $0.00

              Multiplied by the Class A-1 Interest Rate                                                5.743%

               Multiplied by actual days in the period or in the case of the first
               Distribution Date, by 26/360                                                       0.08611111                  $0.00
                                                                                          -------------------

              Plus any unpaid Class A-1 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -------------------

              Class A-1 Interest Distributable Amount                                                                         $0.00
                                                                                                                 ===================

C.  Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-2 Noteholders on such Distribution Date)                        $0.00

              Multiplied by the Class A-2 Interest Rate                                                6.100%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360        0.08333333                  $0.00
                                                                                          -------------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -------------------

              Class A-2 Interest Distributable Amount                                                                         $0.00
                                                                                                                 ===================

D.  Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-3 Noteholders on such Distribution Date)                        $0.00

              Multiplied by the Class A-3 Interest Rate                                                6.300%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360        0.08333333                  $0.00
                                                                                          -------------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -------------------

              Class A-3 Interest Distributable Amount                                                                         $0.00
                                                                                                                 ===================

E.  Calculation of Class A-4 Interest Distributable Amount

              Class A-4 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-4 Noteholders on such Distribution Date)               $89,243,071.82

              Multiplied by the Class A-4 Interest Rate                                                6.500%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360        0.08333333            $483,399.97
                                                                                          -------------------

              Plus any unpaid Class A-4 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -------------------

              Class A-4 Interest Distributable Amount                                                                   $483,399.97
                                                                                                                 ===================

                                Page 5 (1997-B)

F.  Calculation of Class A-5 Interest Distributable Amount

              Class A-5 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-5 Noteholders on such Distribution Date)              $163,000,000.00

              Multiplied by the Class A-5 Interest Rate                                                6.700%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360        0.08333333            $910,083.33
                                                                                          -------------------

              Plus any unpaid Class A-5 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -------------------

              Class A-5 Interest Distributable Amount                                                                   $910,083.33
                                                                                                                 ===================


G.  Calculation of Noteholders' Interest Distributable Amount

              Class A-1 Interest Distributable Amount                                                  $0.00
              Class A-2 Interest Distributable Amount                                                  $0.00
              Class A-3 Interest Distributable Amount                                                  $0.00
              Class A-4 Interest Distributable Amount                                            $483,399.97
              Class A-5 Interest Distributable Amount                                            $910,083.33

              Noteholders' Interest Distributable Amount                                                              $1,393,483.31
                                                                                                                 ===================

H.  Calculation of Noteholders' Principal Distributable Amount:

              Noteholders' Monthly Principal Distributable Amount:

              Principal Distribution Amount                                                   $12,971,502.04

              Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
               Amount, the initial principal balance of the Class A-2 Notes over the
               Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding
               Distribution Date minus that portion of the Principal Distribution
               Amount applied to retire the Class A-1 Notes and (iii) for each
               Distribution Date thereafter, outstanding principal balance of the
               Class A-2 Notes on the Determination Date over the Aggregate Principal
               Balance (plus any funds remaining on deposit in the Pre-Funding Account)
               as of the Accounting Date for the preceding Distribution Date)                         100.00%        $12,971,502.04
                                                                                          -------------------

              Unpaid Noteholders' Principal Carryover Shortfall                                                               $0.00
                                                                                                                 -------------------

              Noteholders' Principal Distributable Amount                                                            $12,971,502.04
                                                                                                                 ===================

I.  Application of Noteholders' Principal Distribution Amount:

              Amount of Noteholders' Principal Distributable Amount payable to Class
              A-1 Notes (equal to entire Noteholders' Principal Distributable Amount
              until the principal balance of the Class A-1 Notes is reduced to zero)                                          $0.00
                                                                                                                 ===================

              Amount of Noteholders' Principal Distributable Amount payable to Class A-2
              Notes (no portion of the Noteholders' Principal Distributable Amount is
              payable to the Class A-2 Notes until the principal balance of the Class
              A-1 Notes has been reduced to zero; thereafter, equal to the entire
              Noteholders' Principal Distributable Amount)                                                           $12,971,502.04
                                                                                                                 ===================

                                Page 6 (1997-B)

     IX.      Pre-Funding Account

              A.  Withdrawals from Pre-Funding Account:

              Amount on deposit in the Pre-Funding Account as of the preceding
               Distribution Date or, in the case of the first Distribution
               Date, as of the Closing Date
                                                                                                                              $0.00

                                                                                                                 -------------------
                                                                                                                              $0.00
                                                                                                                 ===================

              Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
               Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
               Principal Balance of Subsequent Receivables transferred to the Trust)
               plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i)
               the Pre-Funded Amount after giving effect to transfer of Subsequent
               Receivables over (ii) $0))                                                                                     $0.00

              Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
               Account has been reduced to $100,000 or less as of the Distribution
               Date (see B below)                                                                                             $0.00
                                                                                                                 -------------------

              Amount remaining on deposit in the Pre-Funding Account after
               Distribution Date
                                                                                                       $0.00

                                                                                          -------------------
                                                                                                                              $0.00
                                                                                                                 ===================


              B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

              Amount withdrawn from the Pre-Funding Account as a result of the
               Pre-Funded Amount not being reduced to zero on the Distribution
               Date on or immediately preceding the end of the Funding Period
               (August 1997 Distribution Date) or the Pre-Funded Amount being
               reduced to $100,000 or less on any Distribution Date                                                           $0.00

              Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
               Amount as of the Distribution Date)                                                                            $0.00

              Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
               Amount as of the Distribution Date)                                                                            $0.00

              Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
               Amount as of the Distribution Date)                                                                            $0.00

              Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
               Amount as of the Distribution Date)                                                                            $0.00

              Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
               Amount as of the Distribution Date)                                                                            $0.00

              C.  Prepayment Premiums:

              Class A-1 Prepayment Premium                                                                                    $0.00
              Class A-2 Prepayment Premium                                                                                    $0.00
              Class A-3 Prepayment Premium                                                                                    $0.00
              Class A-4 Prepayment Premium                                                                                    $0.00
              Class A-5 Prepayment Premium                                                                                    $0.00

                                Page 7 (1997-B)

     X.       Reserve Account

              Requisite Reserve Amount:

              Portion of Requisite Reserve Amount calculated with respect to Class A-1
               Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                            Product of (x) 6.31% (weighted average interest of Class A-1
                            Interest Rate, Class A-2 Interest Rate, Class A-3 Interest
                            Rate, Class A-4 Interest Rate, Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance) divided by 360, (y) $0 (the Pre-Funded Amount on
                            such Distribution Date) and (z) 0 (the number of days until
                            the August 1997 Distribution Date))                                                               $0.00

                            Less the product of (x) 2.5% divided by 360, (y) $0 (the
                            Pre-Funded Amount on such Distribution Date) and (z) 0
                            (the number of days until the August 1997 Distribution Date)                                      $0.00
                                                                                                                 -------------------


              Requisite Reserve Amount                                                                                        $0.00
                                                                                                                 ===================

              Amount on deposit in the Reserve Account (other than the Spread Account Class A-1
               Holdback Subaccount) as of the preceding Distribution Date or, in the
               case of the first Distribution Date, as of the Closing Date                                                    $0.00

              Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Spread Account Class A-1 Holdback
               Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
               Account in respect of transfers of Subsequent Receivables)                                                     $0.00

              Less: the excess, if any, of the amount on deposit in the Reserve
               Account (other than the Spread Account Class A-1 Holdback Subaccount) over the
               Requisite Reserve Amount (and amount withdrawn from the Reserve
               Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
               Indenture Trustee from amounts withdrawn from the Pre-Funding
               Account in respect of transfers of Subsequent Receivables)                                                     $0.00

              Less: withdrawals from the Reserve Account (other than the Spread Account Class A-1
               Holdback Subaccount) to cover the excess, if any, of total amount payable
               over Available Funds (see IV above)                                                                            $0.00
                                                                                                                 -------------------

              Amount remaining on deposit in the Reserve Account (other than the Spread Account Class
               A-1 Holdback Subaccount) after the Distribution Date                                                           $0.00
                                                                                                                 ===================

     XI.      Spread Account Class A-1 Holdback Subaccount:

              Class A-1 Holdback Amount:

              Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
              Date, as applicable,                                                                                            $0.00

              Plus deposit to the Spread Account Class A-1 Holdback Subaccount (equal to 2.5%
               of the amount, if any, by which $0 (the Target Original Pool
               Balance set forth in the Sale and Servicing Agreement) is
               greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution
               Date or on a Subsequent Transfer Date preceding the Distribution Date))                                        $0.00

              Less withdrawal, if any, of amount from the Spread Account Class A-1 Holdback Subaccount
               to cover a Class A-1 Maturity Shortfall (see IV above)                                                         $0.00

              Less withdrawal, if any, of amount remaining in the Spread Account Class A-1
               Holdback Subaccount on the Class A-1 Final Scheduled Maturity
               Date after giving effect to any payment out of the Spread Account Class A-1
               Holdback Subaccount to cover a Class A-1 Maturity Shortfall
               (amount of withdrawal to be released by the Indenture Trustee)                                                 $0.00
                                                                                                                 -------------------

              Spread Account Class A-1 Holdback Subaccount immediately following the Distribution Date                        $0.00
                                                                                                                 ===================

                                Page 8 (1997-B)

     XII.     Calculation of Servicing Fees

              Aggregate Principal Balance as of the first day of
               the Monthly Period                                     $252,243,071.82
              Multiplied by Basic Servicing Fee Rate                             1.00%
              Divided by Months per year                                    0.0833333
                                                                   -------------------

              Basic Servicing Fee                                                                $210,202.56

              Less: Backup Servicer Fees (annual rate of 1 bp)                                         $0.00

              Supplemental Servicing Fees                                                              $0.00
                                                                                          -------------------

              Total of Basic Servicing Fees and Supplemental Servicing Fees                                             $210,202.56
                                                                                                                 ===================

     XIII.    Information for Preparation of Statements to Noteholders

                    a.      Aggregate principal balance of the Notes as of first day of Monthly Period
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                                $0.00
                               Class A-4 Notes                                                                       $89,243,071.82
                               Class A-5 Notes                                                                      $163,000,000.00

                    b.      Amount distributed to Noteholders allocable to principal
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                                $0.00
                               Class A-4 Notes                                                                       $12,971,502.04
                               Class A-5 Notes                                                                                $0.00

                    c.      Aggregate principal balance of the Notes (after giving
                             effect to distributions on the Distribution Date)
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                                $0.00
                               Class A-4 Notes                                                                       $76,271,569.78
                               Class A-5 Notes                                                                      $163,000,000.00

                    d.      Interest distributed to Noteholders
                               Class A-1 Notes                                                                                $0.00
                               Class A-2 Notes                                                                                $0.00
                               Class A-3 Notes                                                                                $0.00
                               Class A-4 Notes                                                                          $483,399.97
                               Class A-5 Notes                                                                          $910,083.33

                    e.      1. Class A-1 Interest Carryover Shortfall, if any (and
                               change in amount from preceding statement)                                                     $0.00
                            2. Class A-2 Interest Carryover Shortfall, if any (and
                               change in amount from preceding statement)                                                     $0.00
                            3. Class A-3 Interest Carryover Shortfall, if any (and
                               change in amount from preceding statement)                                                     $0.00
                            4. Class A-4 Interest Carryover Shortfall, if any (and
                               change in amount from preceding statement)                                                     $0.00
                            5. Class A-5 Interest Carryover Shortfall, if any (and
                               change in amount from preceding statement)                                                     $0.00

                    f.      Amount distributed payable out of amounts withdrawn from or pursuant to:
                            1. Reserve Account                                                         $0.00
                            2. Spread Account Class A-1 Holdback Subaccount                            $0.00
                            3. Claim on the Note Policy                                                $0.00

                    g.      Remaining Pre-Funded Amount                                                                       $0.00

                    h.      Remaining Reserve Amount                                                                          $0.00

                    i.      Amount on deposit on Spread Account Class A-1 Holdback Subaccount                                 $0.00

                    j.      Prepayment amounts
                               Class A-1 Prepayment Amount                                                                    $0.00
                               Class A-2 Prepayment Amount                                                                    $0.00
                               Class A-3 Prepayment Amount                                                                    $0.00
                               Class A-4 Prepayment Amount                                                                    $0.00
                               Class A-5 Prepayment Amount                                                                    $0.00

                    k.      Prepayment Premiums
                               Class A-1 Prepayment Premium                                                                   $0.00
                               Class A-2 Prepayment Premium                                                                   $0.00
                               Class A-3 Prepayment Premium                                                                   $0.00
                               Class A-4 Prepayment Premium                                                                   $0.00
                               Class A-5 Prepayment Premium                                                                   $0.00

                    l.      Total of Basic Servicing Fee, Supplemental Servicing Fees
                             and other fees, if any, paid by the Trustee on behalf of
                             the Trust                                                                                  $210,202.56

                    m.      Note Pool Factors (after giving effect to distributions on the Distribution Date)
                               Class A-1 Notes                                                                           0.00000000
                               Class A-2 Notes                                                                           0.00000000
                               Class A-3 Notes                                                                           0.00000000
                               Class A-4 Notes                                                                           0.50847713
                               Class A-5 Notes                                                                           1.00000000


                                Page 9 (1997-B)

     XVI.     Pool Balance and Aggregate Principal Balance

                            Original Pool Balance at beginning of Monthly Period                                    $774,999,996.59
                            Subsequent Receivables                                                                            $0.00
                                                                                                                 -------------------
                            Original Pool Balance at end of Monthly Period                                          $774,999,996.59
                                                                                                                 ===================

                            Aggregate Principal Balance as of preceding Accounting Date                              252,243,071.82
                            Aggregate Principal Balance as of current Accounting Date                               $239,271,569.78

           Monthly Period Liquidated Receivables                       Monthly Period Administrative Receivables

                         Loan #               Amount                                 Loan #               Amount
                         ------               ------                                 ------               ------
           see attached listing            2,704,303.53                 see attached listing                 -
                                                  $0.00                                                    $0.00
                                                  $0.00                                                    $0.00
                                         ---------------                                                  -------
                                          $2,704,303.53                                                    $0.00
                                         ===============                                                  =======

     XVIII.   Delinquency Ratio

              Sum of Principal Balances (as of the Accounting Date) of all
               Receivables delinquent more than 30 days with respect to all or
               any portion of a Scheduled Payment as of the Accounting Date                    14,463,562.05

              Aggregate Principal Balance as of the Accounting Date                          $239,271,569.78
                                                                                          -------------------

              Delinquency Ratio                                                                                         6.04483101%
                                                                                                                 ===================

              IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA FINANCIAL LTD.

                                        By:
                                           -------------------------------------
                                        Name: Scott R. Fjellman
                                             -----------------------------------
                                        Title: Vice President / Securitization
                                              ----------------------------------



                                Page 10 (1997-B)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING MARCH 31, 2000

     I.       ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION        $775,000,000.00

                            AGE OF POOL (IN MONTHS)                                34

     II.      Delinquency Ratio

              Sum of Principal Balances (as of the Accounting Date) of all
               Receivables delinquent more than 30 days with respect to all or
               any portion of a Scheduled Payment as of the Accounting Date                   $14,463,562.05

              Aggregate Principal Balance as of the Accounting Date                          $239,271,569.78
                                                                                             ---------------

              Delinquency Ratio                                                                                          6.04483101%
                                                                                                                    ===============


     III.     Average Delinquency Ratio

              Delinquency ratio - current Determination Date                                      6.04483101%

              Delinquency ratio - preceding Determination Date                                    6.65852022%

              Delinquency ratio - second preceding Determination Date                             7.62860731%
                                                                                             ---------------


              Average Delinquency Ratio                                                                                  6.77731951%
                                                                                                                    ===============


     IV.      Default Rate

              Cumulative balance of defaults as of the preceding Accounting Date                                    $122,890,459.75

                     Add:   Sum of Principal Balances (as of the Accounting Date) of
                             Receivables that became Liquidated Receivables during
                             the Monthly Period or that became Purchased Receivables
                             during Monthly Period (if delinquent more than 30 days
                             with respect to any portion of a Scheduled Payment at
                             time of purchase)                                                                        $2,704,303.53
                                                                                                                    ---------------

              Cumulative balance of defaults as of the current Accounting Date                                      $125,594,763.28

                            Sum of Principal Balances (as of the Accounting Date)
                             of 90+ day delinquencies                                           4,803,081.24

                              Percentage of 90+ day delinquencies applied to defaults                 100.00%         $4,803,081.24
                                                                                             ---------------        ---------------

              Cumulative balance of defaults and 90+ day delinquencies as of the current
               Accounting Date                                                                                      $130,397,844.52
                                                                                                                    ===============




     V.       Cumulative Default Rate as a % of Original Principal Balance

              Cumulative Default Rate - current Determination Date                                16.8255283%

              Cumulative Default Rate - preceding Determination Date                              16.5529356%

              Cumulative Default Rate - second preceding Determination Date                       16.2750787%


                                Page 1 (1997-B)

     VI.      Net Loss Rate

              Cumulative net losses as of the preceding Accounting Date                                              $60,212,451.65

                     Add:   Aggregate of Principal Balances as of the Accounting Date
                             (plus accrued and unpaid interest thereon to the end of
                             the Monthly Period) of all Receivables that became
                             Liquidated Receivables or that became Purchased
                             Receivables and that were delinquent more than 30 days
                             with respect to any portion of a Scheduled Payment as
                             of the Accounting Date                                            $2,704,303.53
                                                                                          ------------------

                            Liquidation Proceeds received by the Trust                        ($1,185,696.05)         $1,518,607.48
                                                                                          ------------------     ------------------

              Cumulative net losses as of the current Accounting Date                                                $61,731,059.13

                            Sum of Principal Balances (as of the Accounting Date)
                             of 90+ day delinquencies                                          $4,803,081.24

                              Percentage of 90+ day delinquencies applied to losses                    40.00%         $1,921,232.50
                                                                                          ------------------     ------------------

              Cumulative net losses and 90+ day delinquencies as of the current
               Accounting Date                                                                                       $63,652,291.63
                                                                                                                 ==================




     VII.     Cumulative Net Loss Rate as a % of Original Principal Balance

              Cumulative Net Loss Rate - current Determination Date                                                       8.2131989%

              Cumulative Net Loss Rate - preceding Determination Date                                                     8.0477894%

              Cumulative Net Loss Rate - second preceding Determination Date                                              7.8763445%


     VIII.    Classic/Premier Loan Detail

                                                                          Classic                Premier                 Total
                                                                          -------                -------                 -----
              Aggregate Loan Balance, Beginning                        138,881,223.38        $113,361,848.44        $252,243,071.82
               Subsequent deliveries of Receivables                              0.00                   0.00                   0.00
               Prepayments                                              (1,961,694.47)         (2,089,586.68)         (4,051,281.15)
               Normal loan payments                                     (3,304,429.57)         (2,911,487.79)         (6,215,917.36)
               Defaulted Receivables                                    (1,759,451.72)           (944,851.81)         (2,704,303.53)
               Administrative and Warranty Receivables                           0.00                   0.00                   0.00
                                                                   -------------------    -------------------    -------------------
              Aggregate Loan Balance, Ending                          $131,855,647.62        $107,415,922.16        $239,271,569.78
                                                                   ===================    ===================    ===================

              Delinquencies                                              9,614,781.77           4,848,780.28         $14,463,562.05
              Recoveries                                                  $715,901.59            $469,794.46          $1,185,696.05
              Net Losses                                                 1,043,550.13             475,057.35          $1,518,607.48

     VIII.    Other Information Provided to FSA

                    A.      Credit Enhancement Fee information:

                            Aggregate Principal Balance as of the Accounting Date            $239,271,569.78
                            Multiplied by: Credit Enhancement Fee (25 bp's) * (30/360)                0.0208%
                                                                                          -------------------
                               Amount due for current period                                                             $49,848.24
                                                                                                                 ===================


                    B.      Dollar amount of loans that prepaid during the Monthly Period                             $4,051,281.15
                                                                                                                 ===================

                            Percentage of loans that prepaid during the Monthly Period                                   1.69317281%
                                                                                                                 ===================

                                Page 2 (1997-B)

     IX.      Spread Account Information                                                            $                     %

              Beginning Balance                                                               $22,071,268.78            9.22435908%

              Deposit to the Spread Account                                                       $65,668.11            0.02744501%
              Spread Account Additional Deposit                                                            -            0.00000000%
              Withdrawal from the Spread Account                                                  ($4,306.56)          -0.00179986%
              Disbursements of Excess                                                         ($1,308,073.86)          -0.54669005%
              Interest earnings on Spread Account                                                $111,705.88            0.04668581%
                                                                                          -------------------    -------------------

              Sub-Total                                                                       $20,936,262.36            8.75000000%
              Spread Account Recourse Reduction Amount                                                 $0.00            0.00000000%
                                                                                          -------------------    -------------------
              Ending Balance                                                                  $20,936,262.36            8.75000000%
                                                                                          ===================    ===================



              Specified Balance pursuant to Section 3.03 of the
               Spread Account Agreement among Olympic Financial Ltd.,
               Arcadia Receivables Finance Corp., Financial Security
               Assurance Inc. and Norwest Bank Minnesota, National Association                $20,936,262.36            8.75000000%
                                                                                          ===================    ===================

     X.       Trigger Events
              Cumulative Loss and Default Triggers as of June 1, 1997

                                          Loss                      Default               Loss Event                Default Event
                  Month                Performance                Performance             of Default                  of Default
              ----------------------------------------------------------------------------------------------------------------------
                     3                    1.09%                       2.21%                  1.34%                       2.60%
                     6                    2.17%                       4.41%                 24.20%                       5.19%
                     9                    3.14%                       6.39%                  3.39%                       7.52%
                    12                    4.01%                       8.17%                  4.26%                       9.60%
                    15                    5.16%                      10.52%                  5.41%                      12.36%
                    18                    6.21%                      12.66%                  6.46%                      14.88%
                    21                    7.13%                      14.53%                  7.38%                      17.07%
                    24                    7.92%                      16.14%                  8.17%                      18.97%
                    27                    8.34%                      17.00%                  8.59%                      19.97%
                    30                    8.68%                      17.68%                  8.93%                      20.77%
                    33                    8.97%                      18.27%                  9.22%                      21.47%
                    36                    9.22%                      18.78%                  9.47%                      22.08%
                    39                    9.34%                      19.03%                  9.59%                      22.37%
                    42                    9.44%                      19.22%                  9.69%                      22.59%
                    45                    9.51%                      19.39%                  9.76%                      22.78%
                    48                    9.58%                      19.53%                  9.83%                      22.94%
                    51                    9.64%                      19.63%                  9.89%                      23.07%
                    54                    9.68%                      19.72%                  9.93%                      23.18%
                    57                    9.72%                      19.79%                  9.97%                      23.26%
                    60                    9.74%                      19.85%                  9.99%                      23.32%
                    63                    9.75%                      19.88%                 10.00%                      23.36%
                    66                    9.77%                      19.90%                 10.02%                      23.39%
                    69                    9.78%                      19.91%                 10.03%                      23.40%
                    72                    9.78%                      19.92%                 10.03%                      23.41%
              ----------------------------------------------------------------------------------------------------------------------

              Average Delinquency Ratio equal to or greater than 8.00%                            Yes________            No___x_____

              Cumulative Default Rate (see above table)                                           Yes________            No___x_____

              Cumulative Net Loss Rate (see above table)                                          Yes________            No___x_____

              Trigger Event that occurred as of a prior Determination Date
               is Deemed Cured as of current Determination Date                                   Yes________            No___x_____

     XI.      Insurance Agreement Events of Default

              To the knowledge of the Servicer, an Insurance Agreement
               Event of Default has occurred                                                      Yes________            No___x_____

              To the knowledge of the Servicer, a Capture Event has occurred and be
               continuing                                                                         Yes________            No___x_____

              To the knowledge of the Servicer, a prior Capture Event has been cured by
               a permanent waiver                                                                 Yes________            No___x_____

              IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA FINANCIAL LTD.

                                        By:
                                           -------------------------------------
                                        Name: Scott R. Fjellman
                                             -----------------------------------
                                        Title: Vice President / Securitization
                                              ----------------------------------



                                Page 3 (1997-B)